UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report(Date of earliest event reported) February 2, 2006
                                                        (January 30, 2006)


                           East Delta Resources Corp.
             (Exact name of registrant as specified in its charter)


             Delaware                    0-32477             98-0212726
  (State or other jurisdiction         (Commission           (IRS Employer
         of incorporation)             File Number)        Identification No.)


447 St. Francis-Xavier Street, Suite 600, Montreal, Quebec, Canada     H2Y 2T1
           (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (514) 845-6448


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))w

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03 Change in Fiscal Year.

         On January 30, 2006, the Board of Directors of the Company decided to change the fiscal year end to December 31, from the current March 31. The Company intends to file a Form 10-KSB for the transition period ending December 31, 2005.









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


                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: February 2, 2006


                                           EAST DELTA RESOURCES CORP.



                                           By: /s/ Victor I.H. Sun
                                               --------------------------
                                                   Victor I.H. Sun
                                                   President



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